UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2006

DOWNEY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13578	33-0633413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3501 Jamboree Road
Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 854-0300

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

Effective August 9, 2006, Downey Savings and Loan Association, F.A. (the “Bank”), a wholly-owned subsidiary of Downey Financial Corp., promoted Cliff J. Piscitelli, previously Executive Vice President, Director of Secondary Marketing, to Executive Vice President, Director of Asset Management.  Mr. Piscitelli’s new annual base salary will be $375,000. Mr. Piscitelli will also be eligible for an annual bonus, which is targeted at 100% of his base salary. Mr. Piscitelli will be eligible to participate in the employee benefit programs (including medical, dental and other insurance programs) generally available to all full-time employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP.
(Registrant)

Date: August 21, 2006	By:	/s/ Jon A. MacDonald
Jon A. MacDonald
Corporate Secretary